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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 26, 2004
Date of Report (Date of earliest event reported)

HYPERSPACE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8480 East Orchard Road, Suite 6600, Greenwood Village, CO		80111
(Address of principal executive offices)		(Zip Code)

(303) 566-6500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

        Xaffire OEM Agreement Press Release.    On October 25, 2004, HyperSpace Communications, Inc. issued a press release announcing the OEM Agreement with Xaffire. A copy of the press release issued by HyperSpace Communications, Inc. regarding the OEM Agreement is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

  (c)
  Exhibits

  99.1
  Press release issued by HyperSpace Communications, Inc. dated October 25, 2004

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HyperSpace Communications, Inc.
Dated: October 26, 2004	By:	/s/ MARK POUGNET Mark Pougnet Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by HyperSpace Communications, Inc. dated October 25, 2004.

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  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX